Exhibit 10.4



                               GLOBIX CORPORATION


        Offer to Purchase for Cash Up to $40,274,000 in Principal Amount of the Outstanding 11% Senior Notes Due 2008


                     (CUSIP No. 37957FAE1 and No. 37957FAD3)


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           THE OFFER WILL EXPIRE AT 10:00 A.M., NEW YORK CITY TIME, ON
             FEBRUARY 25, 2004 UNLESS EXTENDED OR EARLIER TERMINATED
                IN ACCORDANCE WITH THE TERMS THEREOF (THE "OFFER
                               EXPIRATION DATE").

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TO BROKERS, DEALERS, COMMERCIAL BANKS,
TRUST COMPANIES AND OTHER NOMINEES:                           January 26, 2004


         Globix Corporation, a Delaware corporation (the "Company"), is offering to purchase for cash up to $40,274,000 in principal amount of the outstanding
11% Senior Notes Due 2008 issued by the Company (the "Securities") (the "Offer to Purchase"). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Offer to Purchase. The purchase price for any Security being sold pursuant to the Offer to Purchase will be equal to the principal amount of such Security, plus accrued and unpaid interest thereon (the "Purchase Price") to, but excluding the payment date of such Purchase Price, on a pro rata basis, with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased. The Purchase Price will be paid in immediately available, same-day funds on the fifth Business Day following the Offer Expiration Date (the "Purchase Date"). The term "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law or executive order to close. The terms of the Offer to Purchase are more fully described in the Offer to Purchase.

         We are asking you to contact your clients for whom you hold Securities registered in your name or in the name of your nominee. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients. Except as otherwise noted in paragraph 7 of the Instructions to the Letter of Transmittal, the Company will pay all U.S. transfer taxes, if any, applicable to the sale and transfer of the Securities to it.

         For your use and for forwarding to your clients, we are enclosing the Offer to Purchase and the related Letter of Transmittal. We are also enclosing a printed form of letter which you may send to your clients, with space provided for obtaining their instructions with regard to the Offer to Purchase (the "Option of Holder to Elect Purchase").

         As you receive executed original Options of Holders to Elect Purchase from your clients (the "Account Parties"), please execute and deliver the enclosed Letter of Transmittal to the Depositary, at its address listed on the back cover of the Offer to Purchase by no later than 10:00 a.m., New York City time, on February 25, 2004. DTC participants will be able to execute tenders and deliver consents through the DTC Automated Tender Offer Program ("ATOP"), and the Letter of Transmittal need not be completed by you if you are tendering through ATOP.

         WE URGE YOU TO CONTACT YOUR CLIENTS AS SOON AS POSSIBLE. The Offer to Purchase will commence at 9:00 a.m., New York City time, on January 26, 2004, and will expire at 10:00 a.m., New York City time, on February 25, 2004, unless extended or earlier terminated by the Company in accordance with the terms and conditions of the Offer to Purchase.




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         Any questions  about the Offer to Purchase or procedures  for accepting the Offer to Purchase may be directed to the Company, at (212) 334-8500, Attention Daniel Moran, or dmoran@globix.com. Requests for additional copies of the Offer to Purchase and related materials should also be directed to the Company at the number set forth above.

                                                        Very truly yours,




                                                        GLOBIX CORPORATION

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NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR
ANY PERSON AS AGENT OF THE COMPANY OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE OFFER TO PURCHASE NOT MADE IN THE OFFER TO PURCHASE.





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